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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 1996



                              IDENTIX INCORPORATED
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)



              1-9641                                      94-2842496
       (Commission File Number)                (IRS Employer Identification No.)

             510 North Pastoria Avenue, Sunnyvale, California 94086
             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (408) 739-2000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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Item 2.  Acquisition or Disposition of Assets

         Pursuant to the Share Purchase Agreement (the "Agreement") by and among Identix Incorporated, a California corporation (the "Registrant"), Caprica Pty Limited ("Caprica"), Permanent Trustee Australia Limited ("Permanent" and together with Caprica the "Sellers"), John Lewis Boyd Parselle, Helen Adela Parselle and Michael Milne Home, the Registrant acquired all of the ordinary shares (the "Ordinary Shares") of Fingerscan Pty Limited ("Fingerscan"). The transactions under the Agreement were consummated on March 26, 1996 (the "Closing").

         At the Closing, the Registrant issued 668,976 shares of its no par value Common Stock (the "Shares") to the Sellers in exchange for the Ordinary Shares. Of the Shares, 428,884 are being held in escrow relating to the Sellers' indemnification obligations under the Agreement. The Shares are subject to certain lock-up provisions and certain registration rights, as detailed more fully in the Agreement.

         In order to determine the consideration to be paid for the Ordinary Shares, the Registrant considered such factors as Fingerscan's book value, Fingerscan's revenues and profits, Fingerscan's manufacturing and research and development capabilities, its marketing operations in the South Pacific, Southeast Asia and other selected countries, as well as Fingerscan's technical expertise.

         Fingerscan designs, manufactures, integrates and markets commercial, financial and industrial biometric verification systems in the Pacific Rim, Southeast Asia and other selected countries.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired Due to the fact that it is impracticable to provide the required financial statements of Fingerscan at the time of this Form 8-K Report, the Registrant will file financial statements as soon as practical, but no later than 60 days of the date this report is required to be filed, in accordance with the instructions for item 7(a)(4) of the Form 8-K.

         (b) Pro Forma Financial Information Due to the fact that it is impracticable to provide the required pro forma financial information at the time of this Form 8-K Report, the Registrant will file such pro forma financial information as soon as practical, but no later than 60 days of the date this report is required

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              to be filed, in accordance with the instructions for item 7(b)(2)
              of the Form 8-K.

         (c)  Exhibits

              2.1 Share Purchase Agreement dated March 27, 1996 among Identix Incorporated, Caprica Pty Limited, Permanent Trustee Australia Limited, John Lewis Boyd Parselle, Helen
                   Adela Parselle and Michael Milne Home.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                                            IDENTIX INCORPORATED

Date:  April 9, 1996                       By:   /s/ JAMES P. SCULLION
                                                 ------------------------------
                                                 James P. Scullion,
                                                 Chief Financial Officer

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